                                                                     Exhibit 4.1



NUMBER                                                                    SHARES

                          COLLEGELINK.COM INCORPORATED
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
                 100,000,000 AUTHORIZED SHARES $.001 PAR VALUE

                                                         -----------------------
                                                            CUSIP 194535 10 0
                                                         -----------------------
                                                               SEE REVERSE
                                                         FOR CERTAIN DEFINITIONS


THIS CERTIFIES THAT


Is The Owner of

    FULLY PAID AND NON-ASSESSABLE SHARES OF $.001 PAR VALUE COMMON STOCK OF

                          COLLEGELINK.COM INCORPORATED

transferable only on the books of the Company in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and Registrar.

     IN WITNESS WHEREOF, the said Company has caused this Certificate to be executed by the facsimile signatures of its duly authorized officers and to be sealed with the facsimile seal of the Company.

Dated:


/s/ Veronica Szewc                                         /s/ Richard A. Fisher
      SECRETARY                                            CHAIRMAN OF THE BOARD


                          COLLEGELINK.COM INCORPORATED
                                   CORPORATE

                                      SEAL
                                      1999

                                    DELAWARE


COUNTERSIGNED AND REGISTERED:
     American Securities Transfer & Trust, Inc.
     P.O. Box 1596
     Denver, Colorado 80201


By ________________________________________

                          COLLEGELINK.COM INCORPORATED


                TRANSFER FEE: $20.00 PER NEW CERTIFICATE ISSUED

     The following abbreviations when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable law or regulations.

     TEN COM - as tenants in common                                        UNIF GIFT MIN ACT -         Custodian
     TEN ENT - as tenants by the entireties                                                   ---------------------------
     JT TEN  - as joint tenants with right of                                                 (Cust.)             (Minor)
               survivorship and not as tenants                                           under Uniform Gifts to Minors
               in common                                                                 Act _____________________
                                                                                                    (State)


    Additional abbreviations may also be used though not in the above list.

--------------------------------------------------------------------------------

For Value Received, ____________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------

________________________________________________________________________________
   PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________ attorney-in-fact to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises.

Dated     _____________________________

                    ____________________________________________________________

                    ____________________________________________________________
                    NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND
                            WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.


Signature(s) Guaranteed:


___________________________________________

The signatures(s) must be guaranteed by an eligible guarantor institution (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions with membership in an approved signature guarantee Medallion Program), pursuant to S.E.C. Rule 17Ad-15.